UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

IRONBRIDGE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IRONBRIDGE FUNDS, INC.
ONE PARKVIEW PLAZA, SUITE 700
OAKBROOK TERRACE, IL 60181
1-877-861-7714

[•], 2017

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of IronBridge Funds, Inc. (the “Company”) to be held at the Company’s offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on October 27, 2017 at 2:00 PM, Central time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

•	approval of a new investment advisory agreement between the Company on behalf of each of its series, IronBridge Small Cap Fund, IronBridge SMID Cap Fund and IronBridge Large Cap Fund, and RMB Capital Management, LLC; and
•	to elect four directors, three of whom are considered “independent,” to the Company’s Board of Directors.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Directors has reviewed each matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

The Company is using AST Fund Solutions, LLC, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the Proposals or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at 1-866-620-2538.

Thank you for your time in considering these important Proposals and for your continuing investment and support of the Company.

Sincerely,

James M. Snyder
Chairman, Board of Directors

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting IronBridge Funds, Inc. (the “Company”) and its series, IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (the “SMID Cap Fund”) and IronBridge Large Cap Fund (the “Large Cap Fund”) (each, a “Fund,” and together, the “Funds”), that require a shareholder vote.

Q.	Why am I receiving this Proxy Statement?
A.	At an in-person meeting held on June 20, 2017 (the “June Board Meeting”), the Directors of the Board of Directors (the “Board”) of the Company, none of whom is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve a new investment advisory agreement between the Company, on behalf of each Fund, and RMB Capital Management, LLC (“RMB”) (the “New Advisory Agreement”). Before the New Advisory Agreement can take effect, shareholders must vote to approve the New Advisory Agreement. Accordingly, this Proxy Statement is being provided to shareholders to solicit approval of the New Advisory Agreement as well as the election of four Directors, three of whom currently serve on the Board.

Previously, at an in-person meeting held on May 25, 2017 (the “May Board Meeting”), the Board unanimously voted to terminate the Company’s current investment advisory agreement (the “IronBridge Advisory Agreement”) with IronBridge Capital Management, L.P. (“IronBridge”), effective June 24, 2017 as most of the employees of IronBridge were joining RMB as of that date. In order to ensure the continued management of the Funds’ assets following the termination of the IronBridge Advisory Agreement, at the May Board Meeting, the Board also unanimously voted to approve an interim advisory agreement between the Company and RMB for each of the Funds (the “Interim Advisory Agreement”). The Interim Advisory Agreement took effect on June 24, 2017 (the “Interim Agreement Effective Date”) and will remain effective until the earlier of 150 days from the Interim Agreement Effective Date (November 21, 2017) or the date upon which shareholders approve the New Advisory Agreement.

No changes to the investment objectives or principal investment strategies, risks or restrictions of the Funds and no material changes to the day-to-day management and operations of the Funds have occurred since the Interim Agreement Effective Date and none will occur as a result of entering into the New Advisory Agreement.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement and FOR the election of the Directors.

Q.	Why has the Board determined to change investment advisers?
A.	At the May Board Meeting, the Board determined to terminate the IronBridge Advisory Agreement and to approve the Interim Advisory Agreement with RMB after being informed that (i) most of IronBridge’s key personnel, including Fund portfolio managers and principal officers, were expected to become employees of

RMB, (ii) IronBridge anticipated that it would be winding down its business in the near future, (iii) IronBridge requested the Board to terminate the IronBridge Advisory Agreement as of the date IronBridge ceases business operations, and (iv) IronBridge recommended that the Board approve RMB as the new investment adviser to the Funds. The Board also determined that it was in the best interests of the Funds and their shareholders to appoint RMB as the investment adviser to the Funds based on a full review of factors it considered relevant, in particular assurances from RMB that it would manage the Funds in accordance with their investment objectives and policies as disclosed to shareholders and would employ the same IronBridge portfolio managers in managing the Funds, and RMB’s strong financial position and excellent compliance record. At the June Board Meeting, the Board further considered factors it deemed relevant, including further information relating to RMB, and approved the New Advisory Agreement. For a discussion of the factors considered by the Board in selecting RMB as the investment adviser to the Funds, see below under “Board Approval and Recommendation of the Proposals.”
Q.	Why is the New Advisory Agreement being voted on?
A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, each Fund’s shareholders must approve the New Advisory Agreement in order for RMB to serve as adviser to the Funds. The Board has considered and approved the calling of a special meeting of shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) and solicitation of proxies for shareholders of the Funds to consider and vote on approval of the New Advisory Agreement.
Q.	Who is RMB?
A.	RMB is an independent diversified financial services firm with approximately $6.8 billion in assets under management, as of May 31, 2017, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB has offices located throughout the United States. It is expected that RMB will provide a sophisticated platform for the management of the Funds and that the Funds will benefit from the resources and experience of RMB’s professional staff. RMB manages a number of diverse investment strategies including open-end management investment companies, managed accounts and privately offered funds.

RMB has over 150 employees (as of May 31, 2017) across three primary business units: asset management, wealth management and retirement plan solutions. Asset management services include proprietary equity, fixed income and alternative investment strategies run by highly experienced portfolio managers. These strategies are offered to RMB’s wealth management clients, family offices, institutional clients and consultants. Asset management services also include investment advisory services to public funds (including the Funds), as well as oversight of an investment platform utilized by clients that includes both internally and externally managed investment offerings. Wealth management provides holistic financial planning services as well as asset allocation recommendations and investment implementation. RMB’s retirement plan solutions include serving as a co-fiduciary to employers that sponsor retirement plans and providing employers with investment due diligence, benchmarking and vendor search services.

Q.	Will the current portfolio managers of the Funds continue as the portfolio managers under the New Advisory Agreement?
A.	Yes. The current portfolio managers of the Funds have become employees of RMB and remain jointly and primarily responsible for the investment decisions of their respective Fund’s portfolios. Specifically, the Small Cap Fund and SMID Cap Fund will continue to be team-managed by Christopher C. Faber, Jeffrey B. Madden and Thomas W. Fanter, and the Large Cap Fund will continue to be team-managed by Paul Murphy, Charles P. Henness and John K. O’Connor.
Q.	How will the New Advisory Agreement affect the Funds?
A.	The Funds and their respective investment objectives, principal investment strategies, risks and restrictions will not change as a result of the New Advisory Agreement. You will still own the same number of shares in the same Fund(s) and the value of your investment will not change as a result of the change of the Funds’ investment adviser from IronBridge to RMB. The New Advisory Agreement contains substantially similar terms with respect to the services to be provided by RMB, and an identical contractual fee structure as the IronBridge Advisory Agreement. See “Summary of the New Advisory Agreement and the IronBridge Advisory Agreement” in the enclosed Proxy Statement for more information, including a summary of the material differences of the agreements.
Q.	Will the contractual investment advisory fee rates be the same upon approval of the New Advisory Agreement?
A.	Yes. The contractual advisory fee is identical to the advisory fee payable under the IronBridge Advisory Agreement.

Small Cap Fund	1.00%
SMID Cap Fund	0.85%
Large Cap Fund	0.65%

See “Compensation Paid to the Adviser” in the enclosed Proxy Statement for more information.

Q.	Will the expense limitation agreement be the same upon the approval of the New Advisory Agreement?
A.	Yes. RMB has agreed to continue the Funds’ existing expense limitation agreement through November 1, 2018 as set forth below:

Small Cap Fund	1.10%
SMID Cap Fund	0.95%
Large Cap Fund	0.80%

See “Expense Limitation Agreement” in the enclosed Proxy Statement for more information.

Q.	What will happen after the Interim Agreement Effective Date until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?
A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an advisor on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new advisor agrees to provide such services on the same terms as the prior advisor under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

At the May Board Meeting, the Board unanimously voted to approve the Interim Advisory Agreement between the Company and RMB. The terms of the Interim Advisory Agreement are the same as those of the IronBridge Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. See “Proposal 1 — Approval of New Investment Advisory Agreement — Background” in the enclosed Proxy Statement for more information about the requirements of Rule 15a-4.

Under the Interim Advisory Agreement, which took effect on the Interim Agreement Effective Date, RMB serves as the investment adviser to the Funds. The Interim Advisory Agreement is not required to be approved by the shareholders of a Fund and will continue in effect as to each Fund for 150 days following the Interim Agreement Effective Date, unless terminated sooner by the Board or RMB, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?
A.	RMB will provide investment management services to the Funds for up to 150 days following the Interim Agreement Effective Date under the Interim Advisory Agreement (November 21, 2017). If the New Advisory Agreement for a Fund is not approved within 150 days following the Interim Agreement Effective Date, RMB will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission. If the New Advisory Agreement is not approved with respect to any Fund within the 150-day period, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RMB. The Board of Directors in such case will consider other alternatives and make such arrangements for the management of such Fund’s investments as it deems appropriate and in the best interests of the Fund and its shareholders, including (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Q.	Who are the nominees to be elected Directors?
A.	You are being asked to elect four Directors to serve on the Board: Walter H. Clark, Margaret M. Eisen, James W. Haugh and James M. Snyder (the “Nominees”). Messrs. Haugh and Snyder and Ms. Eisen are considered “independent,” meaning that they are not affiliated with RMB, the Funds’ adviser, or its related entities (each, an “Independent Director”). Messrs. Clark, Haugh and Snyder were appointed by the initial shareholder of the Funds on July 23, 2010 and are currently serving as directors. On August 4, 2017, Ms. Eisen was nominated by the Independent Directors and unanimously approved by the Board to stand for election and, if elected by shareholders, will commence service immediately after the Shareholder Meeting.
Q.	Why am I being asked to elect Directors?
A.	The shareholders of each Fund, and of the Company as a whole, are being asked to elect the Nominees to the Board. As noted above, Messrs. Clark, Haugh and Snyder were appointed by the initial shareholder of the Funds on July 23, 2010. You are being asked to elect the Nominees to provide the Board with flexibility going forward to replace or appoint Directors as needed without the time and expense of unnecessary proxy solicitations.

Information about the Nominees, including age, principal occupations during the past five years, and other information, such as the Nominees’ experience, qualifications, attributes, or skills, is set forth in the Proxy Statement.

Q.	How does the Company’s Board of Directors recommend that I vote?
A.	The Company’s Board of Directors unanimously recommends that you vote FOR the New Advisory Agreement and FOR the election of each Nominee. The reasons for the Board of Directors’ recommendations are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”
Q.	When and where will the Shareholder Meeting be held?
A.	The Shareholder Meeting will be held at the Company’s offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on October 27, 2017 at 2:00 PM, Central time.
Q.	Will the Funds pay for the proxy solicitation and related legal costs?
A.	No. RMB has agreed to bear these costs.
Q.	Do I have to attend the Shareholder Meeting in order to vote my shares?
A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

Q.	How can I vote my shares?
A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card(s);
•	Through the Internet, using the website address on the enclosed proxy card(s); or
•	In person at the Shareholder Meeting.
Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.	Please contact our proxy solicitor, AST Fund Solutions, LLC, toll free, at 1-866-620-2538.

IRONBRIDGE FUNDS, INC.
ONE PARKVIEW PLAZA, SUITE 700
OAKBROOK TERRACE, IL 60181

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of IronBridge Funds, Inc. (the “Company”) will be held at the Company’s offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on October 27, 2017 at 2:00 PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1:  Approval of a new investment advisory agreement between the Company, on behalf of each of its series, IronBridge Small Cap Fund, IronBridge SMID Cap Fund and IronBridge Large Cap Fund (each, a “Fund”), and RMB Capital Management, LLC.

Proposal 2:  Election of four Directors to the Company’s Board of Directors.

The Company’s Board of Directors unanimously recommends that shareholders vote FOR each of these proposals (the “Proposals”).

Holders of record of shares of each Fund at the close of business on July 31, 2017 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Directors,

James M. Snyder
Chairman, Board of Directors

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on October 27, 2017. This Proxy Statement is available on the Internet at www.ironbridgefunds.net/.

i

IRONBRIDGE FUNDS, INC.
ONE PARKVIEW PLAZA, SUITE 700
OAKBROOK TERRACE, IL 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of IronBridge Funds, Inc. (the “Company”) for use at a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (the “SMID Cap Fund”) and IronBridge Large Cap Fund (the “Large Cap Fund”) (each a “Fund,” and together, the “Funds”) to be held on October 27, 2017 at 2:00 PM, Central time, at the Company’s offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181. The Company is an open-end management investment company, organized as a Maryland corporation, and each Fund is a separate investment portfolio, or series, of the Company. As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about [•], 2017, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by RMB Capital Management, LLC (“RMB” or the “Adviser”).

The Board has fixed the close of business on July 31, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 14,628,634, 25,260,921 and 2,497,639 issued and outstanding Shares of the Small Cap Fund, the SMID Cap Fund and the Large Cap Fund, respectively.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2017: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT www.ironbridgefunds.net/.

Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Company will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders.

Annual reports and semi-annual reports to shareholders may be obtained by writing to the Secretary of the Company at One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181; calling toll-free: 1-877-861-7714; or by visiting: www.ironbridgefunds.net/.

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of each Fund will vote separately on proposal 1 and together on proposal 2.

Proposal	Shareholders Solicited
	Small Cap Fund	SMID Cap Fund	Large Cap Fund
(1) To approve a new investment advisory agreement between the Company, on behalf of each Fund, and RMB	X	X	X
(2) To elect four Directors	X	X	X

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Company’s Board of Directors unanimously recommends that shareholders of each Fund vote FOR the approval of the new investment advisory agreement between the Company, on behalf of each Fund, and RMB Capital Management, LLC (previously defined as “RMB” or the “Adviser”).

At the Shareholder Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of each Fund, and RMB. The New Advisory Agreement, which was approved by the Board on June 20, 2017 (the “June Board Meeting”), contains substantially similar terms with respect to the services to be provided by RMB and the same contractual fee structure provided under the Funds’ investment management agreement (the “IronBridge Advisory Agreement”) with IronBridge Capital Management, L.P. (“IronBridge”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the proposed change of the Funds’ investment adviser from IronBridge to RMB.

Background

The Directors of the Board of Directors (previously defined as the “Board”) of IronBridge Funds, Inc. (previously defined as the “Company”), including each Director who is not an “interested person” (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voting separately, unanimously voted at an in-person meeting held on May 25, 2017 (the “May Board Meeting”) to terminate the IronBridge Advisory Agreement, effective June 24, 2017 as most of the employees of IronBridge were joining RMB as of that date (the “Interim Advisory Agreement Effective Date”). The IronBridge Advisory Agreement, which was dated July 23, 2010, was last submitted to a vote by the shareholders of the Small Cap Fund and the SMID Cap Fund on July 23, 2010 in connection with the reorganization of each such Fund’s predecessor fund into a new series of the Company, and was last approved by the sole shareholder of the Large Cap Fund on February 23, 2012 in connection with the reduction of the investment advisory fee rate applicable to the Large Cap Fund.

The Shareholder Meeting will not occur until after the Interim Agreement Effective Date. Accordingly, to avoid disruption of the Funds’ investment management program following the termination of the IronBridge Advisory Agreement, the Board unanimously voted at the May Board Meeting to approve an interim advisory agreement between the Company and RMB for each of the Funds (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to Rule 15a-4(b)(1) under the 1940 Act. Rule 15a-4(b)(1) permits an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, provided the compensation received under the interim agreement is no greater than the compensation the adviser would have received under the previous agreement and the fund’s board of directors, including a majority of the independent directors, approved the interim contract within ten business days after the termination of the previous agreement. Accordingly, the Interim Advisory Agreement, which took effect on June 24, 2017, will remain effective until the earlier of November 21, 2017 and the date upon which shareholders approve the New Advisory Agreement.

If the New Advisory Agreement for a Fund is not approved within 150 days following the Interim Agreement Effective Date, RMB will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund and its shareholders, including (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Under the Interim Advisory Agreement, the advisory fees earned by RMB during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to RMB if Fund shareholders approve the New Advisory Agreement with respect to a Fund within 150 days of the Interim Agreement Effective Date. If shareholders of a Fund do not approve the New Advisory Agreement within 150 days of the Interim Agreement Effective Date, then with respect to that Fund, RMB will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The Board determined to terminate the IronBridge Advisory Agreement and to enter into the Interim Advisory Agreement with RMB after being informed that (i) most of IronBridge’s key personnel, including Fund portfolio managers and principal officers, were expected to become employees of RMB, (ii) IronBridge anticipated that it would be winding down its business in the near future, (iii) IronBridge requested the Board to terminate the IronBridge Advisory Agreement as of the date IronBridge ceases business operations, and (iv) IronBridge recommended that the Board approve RMB as the new investment adviser to the Funds.

The form of the New Advisory Agreement, approved unanimously by the Directors, including separately by a vote of the Independent Directors, is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the IronBridge Advisory Agreement with respect to services to be provided by RMB, and the New Advisory Agreement has a fee structure identical to the IronBridge Advisory Agreement. The material differences of the New Advisory Agreement and IronBridge Advisory Agreement are compared below in “Summary of the New Advisory Agreement and IronBridge Advisory Agreement.”

The current portfolio managers of the Funds will remain jointly and primarily responsible for the investment decisions of their respective Fund’s portfolios under the New Advisory Agreement. Specifically, the Small Cap Fund and SMID Cap Fund will continue to be team-managed by Christopher C. Faber, Jeffrey B. Madden and Thomas W. Fanter, and the Large Cap Fund will continue to be team-managed by Paul Murphy, Charles P. Henness and John K. O’Connor. The change in investment adviser from IronBridge to RMB will not result in any changes to the investment objectives or principal investment strategies, risks or restrictions of the Funds and will not result in material changes to the day-to-day management and operations of the Funds.

For a discussion of the factors considered by the Board in selecting RMB as the investment adviser to the Funds, see below under “Board Approval and Recommendation of the Proposals.”

Compensation Paid to the Adviser

Under the New Advisory Agreement, RMB will be entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by RMB as investment adviser to that Fund. The contractual advisory fee is identical to the advisory fee payable under the IronBridge Advisory Agreement.

Small Cap Fund	1.00%
SMID Cap Fund	0.85%
Large Cap Fund	0.65%

For the fiscal year ended June 30, 2017, IronBridge earned the following aggregate fees pursuant to the IronBridge Advisory Agreement, without application of an expense limitation agreement, which RMB has agreed to continue with respect to each Fund through November 1, 2018 (see below under “Summary of the New Advisory Agreement and the IronBridge Advisory Agreement — Management Fees”):

Small Cap Fund	$4,156,417.60	(1)
SMID Cap Fund	$2,790,690.92	(1)
Large Cap Fund	$199,857.69	(1)

(1)	For the fiscal year ended June 30, 2017, IronBridge waived or reimbursed $10,240.21 for the Small Cap Fund, $54,073.61 for the SMID Cap Fund and $94,253.14 for the Large Cap Fund. RMB will not seek to recoup any amount previously waived or reimbursed under the IronBridge Advisory Agreement.

Information about the Adviser

RMB is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RMB is an independent diversified financial services firm with approximately $6.8 billion in assets under management, as of May 31, 2017, that provides advisory and investment services to individuals, institutions and employers, utilizing both internally and externally managed investment products. The Adviser’s principal office is located at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603.

Summary of the New Advisory Agreement and the IronBridge Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description details the material differences between the agreements. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Under the New Advisory Agreement, RMB will provide substantially similar investment advisory services to the Funds for the same contractual fee each Fund was obligated to pay under the IronBridge Advisory Agreement, and under terms that are similar to the IronBridge Advisory Agreement.

The New Advisory Agreement specifies that, subject to the control and direction of the Board, RMB’s determinations with respect to the investment of each Fund’s assets include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities are exercised. This change does not result in any actual change for the Funds. The IronBridge Advisory Agreement did not include this level of detail on these matters, but the added language is consistent with IronBridge’s past practices.

The New Advisory Agreement provides that RMB will furnish, at its own expense, office space for the Company and all necessary office facilities, equipment and personnel for managing each Fund’s investments. In addition, the New Advisory Agreement clarifies that the Company will bear its own expenses, such as those associated with fund accounting and pricing, charges of the Funds’ administrator, custodian, transfer agent and other service providers, insurance, SEC filing fees, all expenses of shareholders’ and Board meetings, distribution fees to be paid under a Rule 12b-1 plan, the compensation of independent directors and indemnity obligations. Similar to the proxy voting/corporate action clarification above, these changes do not result in any actual change for the Funds. The IronBridge Advisory Agreement was silent on these matters. The added language is consistent with IronBridge’s past practices.

The New Advisory Agreement provides that RMB will not be liable for its actions and omissions caused by its negligence (as opposed to its gross negligence) in the performance of its duties under the New Advisory Agreement. Under the IronBridge Advisory Agreement, IronBridge was not exculpated for its own negligence. Accordingly, in the event of RMB’s negligence, it is possible that the Funds could incur extraordinary expenses in excess of those under the IronBridge Advisory Agreement. The New Advisory Agreement also includes a mutual indemnity provision for the benefit of RMB and the Company, subject to the limitations under the 1940 Act and the Advisers Act, as applicable. The IronBridge Advisory Agreement was silent on indemnification. The Company noted the potential benefits of the mutual indemnity to the Funds and considered the risks of potential increased extraordinary expenses if the indemnity was triggered for the benefit of RMB.

The New Advisory Agreement provides that there are no intended third-party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the New Advisory Agreement is the federal and state courts residing in Illinois. These provisions may limit the ability of third parties to commence litigation against RMB as a beneficiary under the New Advisory Agreement and the venue provision may increase the cost and expense of filing a claim by any party residing outside the State of Illinois. The Company notes that both RMB and the Company are located in Illinois.

The New Advisory Agreement includes representations for the benefit of the Company by RMB relating to compliance, cyber security and disaster recovery. The IronBridge Advisory Agreement was silent on these matters. These representations benefit the Company as RMB must comply with the new provisions.

Advisory Services.  Both the New Advisory Agreement and IronBridge Advisory Agreement (together, the “Advisory Agreements”) state that, subject to the control and direction of the Board, the adviser thereunder will provide such investment management services and advice to the Funds as are set forth in the agreement. Both Advisory Agreements provide that the investment adviser thereunder will manage the investment and reinvestment of the Funds’ assets consistent with the investment objectives and policies of each Fund as set forth in the Fund’s prospectus and statement of additional information. The Advisory Agreements also both provide that as part of the services the adviser thereunder will, among other things: (i) determine what securities shall be purchased for the Funds and what securities shall be held or sold; (ii) submit such reports as the Board may reasonably request; and (iii) place orders for the purchase or sale of portfolio securities for the Funds’ account with brokers or dealers selected by such adviser.

Management Fees.  The Advisory Agreements contain an identical fee structure as detailed above under “Compensation Paid to the Adviser.”

Duration and Termination.  The New Advisory Agreement will continue in effect for two years from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Prior to its termination, the IronBridge Advisory Agreement provided that it would continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both Advisory Agreements may be terminated at any time, on sixty (60) days written notice, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the adviser thereunder at any time, without the payment of a penalty, upon sixty (60) days written notice. In addition, both Advisory Agreements will terminate automatically in the event of their “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability.  The Advisory Agreements contain similar provisions related to liability and provide that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Advisory Agreements; provided, however, the IronBridge Advisory Agreement provides that the adviser thereunder will be liable for any acts or omissions caused by its negligence (whether or not such negligence constitutes “gross negligence”).

Expense Limitation Agreement

RMB has entered into an expense cap/reimbursement agreement (the “Expense Cap Agreement”) with respect to each Fund. Under the Expense Cap Agreement, RMB has agreed to continue the expense limitations for each Fund through November 1, 2018 under the identical terms (except for dates and the names of the parties) as IronBridge’s expense cap/reimbursement agreement. Accordingly, RMB has agreed to reduce its compensation under its advisory agreement with the Company, on behalf of the Funds, and assume expenses for the Funds to the extent necessary to ensure that each Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Funds’ investments in other investment companies (i.e., acquired fund fees and expenses)) and other extraordinary expenses, do not exceed the following percentages on an annual basis of the average daily net assets attributable to the Funds’ shares.

Fund	Expense Cap
Small Cap Fund	1.10%
SMID Cap Fund	0.95%
Large Cap Fund	0.80%

Pursuant to the Expense Cap Agreement, any reductions in compensation and assumption of Fund expenses by the Adviser are subject to recoupment by the Adviser within three years from the date the Adviser reduced its compensation or assumed such expenses, provided that RMB cannot recoup a prior year’s waived expenses or reimbursements due to an increase in the current year’s cap. Prior years can only be recouped if the current year expense ratio is less than the prior year’s expense cap that was in place when such fees were waived or reimbursed. The Expense Cap Agreement will continue in effect until November 1, 2018, and will automatically continue thereafter for successive renewal terms of one year each, unless either party notifies the other party of its desire to terminate the Expense Cap Agreement prior to such renewal. The Expense Cap Agreement may only be terminated prior to November 1, 2018 with approval of the Board or shareholders of the applicable Fund. RMB will not recoup any amount previously waived or reimbursed under the IronBridge Advisory Agreement.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

BOARD APPROVAL AND RECOMMENDATION OF PROPOSAL 1

The Directors, including all of the Independent Directors, of the Company unanimously approved the New Advisory Agreement for each Fund a meeting held on June 20, 2017. At this meeting, the Independent Directors met with senior management of RMB and IronBridge.

The IronBridge Advisory Agreement was scheduled to be reviewed at the regularly scheduled May Board Meeting, as required annually under the 1940 Act. In anticipation of this annual review, the Independent Directors submitted a list of written questions and document requests to IronBridge, including questions relating to the financial and other resources of IronBridge. In response, IronBridge informed the Independent Directors that it was considering alternative strategic transactions with other advisers to ensure its abilities to provide quality services to the Funds and other clients. Specifically, Ironbridge reported that it had been approached by an investment company for the possible sale or co-ownership of its intellectual property and proprietary computer systems and that it was currently discussing RMB hiring most of its employees, including Fund portfolio managers and principal officers. On May 17, 2017, all the Directors met with senior officers of both IronBridge and RMB in person in an informational session, and were told that RMB and IronBridge had preliminarily agreed on a entering into a facilitation agreement with RMB and ceasing its business operations. Under the facilitation agreement, RMB sought to enter into new advisory agreements with IronBridge’s former clients and RMB assumed certain trading and operational agreements as well as intellectual property to enable the employees who joined RMB to manage the former IronBridge’s client assets. No compensation was paid by RMB to IronBridge under the facilitation agreement and no advisory contracts were assigned between the parties under the agreement.

At the May Board Meeting, the Independent Directors, after reviewing appropriate information, extended the IronBridge Advisory Agreement subject to the completion of the proposed transactions with RMB, based upon information and considerations similar to those used by the Independent Directors in previous annual reviews of the IronBridge Advisory Agreement. The Independent Directors noted that under the proposed transactions, the Funds would continue in operation with the same portfolio managers, the same investment objectives, the same investment methodologies employed by IronBridge, and the same terms. The Independent Directors were also informed that IronBridge owners and management were not receiving any payment from RMB, or equity ownership in RMB, as a result of the facilitation agreement; IronBridge managers were expected to receive only employment agreements, in many cases with a customary salary and a discretionary bonus. In addition to reviewing historical performance, fee, expense and other information relating to the Funds under IronBridge’s management, the Independent Directors also requested and reviewed preliminary information relating to the proposed transactions between IronBridge and RMB, as well as the business and financial resources of RMB. The Independent Directors, after considering this information, approved the Interim Advisory Agreement with RMB to be effective upon the cessation of IronBridge’s business, and mutually agreed to accept a termination of the IronBridge Advisory Agreement at the same time. The Independent Directors subsequently scheduled a special board meeting to consider the New Advisory Agreement, and also requested in writing further written information from RMB.

At the June Board Meeting, the Independent Directors considered the augmented RMB information. The Independent Directors also considered in executive session alternatives to an arrangement with RMB, including cessation of the Funds or an arrangement with another adviser or fund group, which did not include the continuation of the Funds’ current portfolio managers or principal officers. After considering the proposed continuation of investment personnel and policies, as well as the deeper financial and other resources of RMB, including RMB’s marketing and compliance infrastructure, the Independent Directors believed that advisory arrangements with RMB on similar terms and the same contractual fee rates to those with IronBridge were in the best interests of the Funds and their shareholders. The Independent Directors therefore ratified their earlier approval of the Interim Advisory Agreement and approved the New Advisory Agreement.

At each of these meetings, the Directors received and reviewed information provided by IronBridge and RMB in response to requests from the Directors and their independent legal counsel. Among other written and oral information, the Directors requested and were provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Morningstar, Inc., an independent provider of investment company data;
•	investment management staffing and the experience of the investment advisory and other personnel of IronBridge who currently provide services to the Funds and of the personnel of RMB who were proposed to provide services to the Funds;
•	the historical quality of the services provided by IronBridge;
•	the investment performance of other public funds managed by RMB with investment strategies different from the investment strategies of the Funds;
•	the fees to be charged by IronBridge and RMB for investment advisory services, as well as other compensation received by IronBridge and its affiliates or to be received by RMB;
•	the proposed expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	financial statements and other information regarding the financial condition and prospects of IronBridge and RMB;
•	the profitability to IronBridge of managing the Funds and the methodology in allocating expenses to the management of the Funds;
•	the decline in assets under management of IronBridge and the impact that market trends towards passive investing had upon IronBridge;
•	the projected profitability to RMB of managing the Funds;

•	the risk management and risk assessment policies of RMB;
•	the regulatory compliance programs and policies of RMB and the performance track record of such compliance programs; and
•	the general marketing expertise of RMB and its proposals for development of Fund marketing initiatives, including the expansion of the Funds’ potential customer base.

Throughout the process, the Directors had numerous opportunities to ask questions of and request additional materials from IronBridge and RMB. At the May Board Meeting, the Directors discussed with representatives of IronBridge the operations of the Funds and the continuing capabilities of IronBridge to provide advisory services to the Funds. At the May Board Meeting and the June Board Meeting, the Directors discussed with RMB its ability to provide investment and management services to the Funds, including under the portfolio managers and officers who had provided such services to the Funds at IronBridge. During each meeting at which the Directors considered the New Advisory Agreement, the Independent Directors were advised by and met, as necessary, in executive session with their independent legal counsel.

In addition, the Directors considered certain circumstances relating to IronBridge in determining to terminate the IronBridge Advisory Agreement. These included, but were not limited to, information that: (i) most of IronBridge’s key personnel, including Fund portfolio managers and principal officers, were expected to become employees of RMB, (ii) IronBridge would be winding down its business in the near future, (iii) IronBridge requested the Board to terminate the IronBridge Advisory Agreement as of the date IronBridge ceases business operations, and (iv) IronBridge recommended that the Board approve RMB as the new investment adviser to the Funds.

In considering whether to terminate the IronBridge Advisory Agreement and to approve the New Advisory Agreement, the Directors reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Directors to approve the New Advisory Agreement are discussed below:

Decision to Approve the New Advisory Agreement

Nature, Extent, and Quality of Services.  The Directors considered the nature, quality and extent of advisory, administrative and shareholder services proposed by RMB. RMB’s management of over $6.8 billion in assets (as of May 31, 2017) was one consideration. Other considerations were (i) RMB’s ability to supervise service providers and operations for all Funds, to prepare compliance and regulatory filings for the Funds and disclosures to Fund shareholders, to review Fund legal issues, to assist the Directors in their capacity as directors, and to provide other services; (ii) RMB’s proposals for development of Fund marketing initiatives; and (iii) RMB’s strong regulatory history. The Directors were familiar generally with the quality of the services provided by RMB based on RMB’s Chief Operating Officer, Walter H. Clark, serving on the Company’s Board since 2010.

The Directors noted the representations of RMB with respect to ensuring compliance with the Funds’ investment policies and restrictions, and the quality of managerial and administrative services proposed to be provided by RMB (in its capacity as adviser) in a heavily regulated industry. The Directors noted that many of the Company’s operations were already performed by third-party service providers, who had performed satisfactorily, and that RMB would continue to retain these service providers. The Directors also confirmed that the Company’s Chief Compliance Officer would continue in that role following the change in investment adviser.

The Directors also considered information such as (i) RMB’s financial condition; (ii) the experience of RMB’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of RMB; (iv) information on the approach of RMB to retention and compensation of investment and other personnel; (iv) the management structure of RMB and the intentions of RMB with respect to management of the Funds; and (v) the fact that RMB, and not the Funds, would bear all costs of obtaining approvals of the New Advisory Agreement, including legal and other costs resulting from obtaining the necessary approvals. The Directors reviewed each of these factors in light of the expected change from IronBridge to RMB as investment adviser.

The Directors also considered the material differences in the New Advisory Agreement and the IronBridge Advisory Agreement and noted that none of the changes were expected to result in any new fees or expenses or increase the current fees or expenses paid by the Funds. In addition, the Directors noted that many of the differences benefit the Funds. For example, the New Advisory Agreement details certain expenses that are borne by RMB and not the Funds, such as RMB providing office space to the Funds. Other changes that also benefit the Funds include representations by RMB on its compliance program as well as RMB’s cybersecurity and disaster recovery preparedness. The Directors also noted that the change in the standard of care and mutual indemnity could result in additional extraordinary expenses being borne by the Funds. On balance, the Directors believed that the two agreements were equivalently favorable to the Funds and their shareholders.

The Directors concluded that the expected nature, quality and extent of the services to be provided by RMB and its affiliates under the New Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by RMB. The Directors concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Directors took into consideration that RMB had offered its assurances that the services provided to the Funds following the change in investment adviser from IronBridge to RMB would be consistent with the manner and level at which such services were currently being performed for the Funds and undertaken that there would be no diminution of services to the Funds or their shareholders as a result of the change. In this regard, the Directors considered that the investment and other personnel at IronBridge were to become employees of RMB and the Directors relied on representations that such personnel would remain in place following the change in investment adviser from IronBridge to RMB.

Investment Performance of the Funds.  The Board noted the consistent investment approach used by the IronBridge portfolio managers across all Funds since inception, and concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to continue the investment approach under RMB management. The Board reviewed the investment performance of each of the Funds, measured as of March 31, 2017, for various time periods against each Fund’s respective benchmark indices; appropriate broad fund groups as furnished by an independent third party rating service; and against smaller appropriate peer groups selected with the Fund’s outside administrator based on strategy, asset size and expense structure. IronBridge officers provided an overview of the methods utilized to gather the underlining data and the criteria used in selecting the peer groups for each Fund. The Board also reviewed certain risk/reward data as well as attribution analysis reports for the Funds. The Board reviewed the gross and net performance data for each Fund and discussed each Fund’s ranking within its respective peer groups. The Board noted that while each Fund underperformed its respective index for all measured periods, the investment results of the Large Cap Fund were better than the median for its peers for the past year and longer measured periods, and the Small Cap Fund and SMID Cap Fund underperformed their respective peers for 1, 3 and 5 year periods and were approximately equal to peers for the 10 year period.

Comparative Expenses.  With the assistance of an analysis of Morningstar, Inc. data compiled by the Funds’ administrator, the Directors considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to open-end investment company, private funds and other accounts with similar investment mandates. The Board noted that the expense ratios and base management fees for all Funds were within a reasonable range of the expenses and fees of comparable Funds. The Directors viewed favorably that fees would remain the same under the New Advisory Agreement and the current willingness of RMB to limit the total expense ratios of the Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect through November 1, 2018. The Directors considered that the higher relative total expense ratios for certain Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Directors recognized that fixed costs, particularly legal and audit fees have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. The Directors concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the fund complex.

Profitability and Costs of Services to RMB.  The Directors considered the materials concerning RMB’s expected profitability and expected costs attributable to the Funds. The Directors also considered whether the amount of RMB’s projected profit would provide a reasonable financial return for its management of the Funds. The Directors also were aware of the impact of lower aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Directors concluded that RMB’s profitability for each Fund (if any) would not be excessive, particularly in light of the quality of the services likely to be provided to the Funds. In this regard, the Directors asked for and received assurances from RMB regarding the adequacy of RMB’s financial resources going forward. The Directors also noted the willingness of RMB to absorb certain costs in connection with the change in investment advisers and noted RMB’s willingness to incur the risk connected with the change. The Directors also considered that RMB may enjoy certain synergies in connection with RMB’s previous management of other public mutual funds and other investment vehicles.

Extent of Economies of Scale as the Funds Grow.  The Directors considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Directors noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the fund complex as a whole, the Directors did not believe that economies of scale were currently being achieved. As a consequence, the Directors did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Fund investors, but determined to continue to review the matter as and if asset levels increased.

Other Factors Affecting Fees.  The Directors also considered likely enhancements in personnel and services to be provided to the Funds by RMB, particularly in the area of administration, risk management, investor services, marketing expertise, expanded potential customer base and regulatory compliance, without an increase in fees.

Other Relevant Considerations.  (a) Personnel and Methods. The Directors considered the size, education and experience of the staff of RMB. The Directors also considered the history, reputation, qualifications and background of RMB, as well as the qualifications of their personnel (including the addition of certain former IronBridge employees), and concluded that RMB would have sufficient personnel, with appropriate education and experience, to serve the Funds effectively. (b) Other Benefits. The Directors also considered the character and amount of other direct and incidental benefits received by RMB and its affiliates from their association with the Funds. The Directors concluded that potential “fall-out” benefits that RMB and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Funds.

Conclusion.  In considering the New Advisory Agreement, the Directors did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Directors that shareholders of the Funds would receive satisfactory performance at reasonable fees under the New Advisory Agreement. The Directors considered, in particular, assurances from RMB that it would manage the Funds in accordance with their investment objectives and policies as disclosed to shareholders and would continue to employ the same experienced portfolio managers in managing the Funds. After full consideration of the above factors, as well as other factors that the Directors considered relevant in evaluating the New Advisory Agreement, the Directors unanimously concluded at the June Board Meeting that the approval of the New Advisory Agreement was in the best interest of each Fund and its shareholders, and approved the New Advisory Agreement.

In view of the foregoing and other matters that the Directors considered relevant to their considerations of the continuance of the IronBridge Agreement, the Directors determined at the May Board Meeting that the termination of the IronBridge Advisory Agreement was in the best interests of the Funds and their shareholders and accordingly determined to terminate the IronBridge Advisory Agreement.

BASED ON ALL OF THE FOREGOING, THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

ELECTION OF DIRECTORS

The Company’s Board of Directors unanimously recommends that shareholders of each Fund vote FOR the election of each Nominee to the Board of Directors.

Introduction

At the Shareholder Meeting, shareholders of all Funds will be asked to elect: Walter H. Clark, Margaret M. Eisen, James W. Haugh and James M. Snyder to the Board of Directors (previously defined as the “Board”). There are currently three Directors on the Board. Two of the three current Directors are considered “independent,” meaning that none of them is an “interested” person (as defined in Section 2(a)(19) of the 1940 Act) of the Company or RMB, the Funds’ investment adviser (the “Independent Directors”).

Messrs. Clark, Haugh and Snyder were appointed by the initial shareholder of the Funds on July 23, 2010. Upon Mr. Clark’s recommendation, the Independent Directors considered Ms. Eisen to fill the Board’s current vacancy. On August 4, 2017, Ms. Eisen was nominated by the Independent Directors and unanimously approved by the Board to stand for election. If elected by shareholders, Ms. Eisen will commence service immediately after the Shareholder Meeting. The Board took into consideration the qualifications of Ms. Eisen, her existing service as an Independent Director and Chair of another mutual fund group advised by RMB and her willingness to serve as Director. Each Nominee has consented to serve as a Director and to being named in this Proxy Statement.

The Board is authorized to appoint successors for retiring directors as long as, at all times, no less than two-thirds of the directors on the Board have been elected by shareholders. You are being asked to elect the Nominees so that this requirement of the 1940 Act can be satisfied without the time and expense of unnecessary proxy solicitations.

The Nominees would serve as director in accordance with the organizational documents of the Company, which currently provides for an indefinite term. A Director’s term terminates upon the election of his or her successor or by his or her death, resignation or removal. If any or all of the Nominees should become unavailable for election at the Shareholder Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Directors may recommend.

Nominees for Election

The following table sets forth the name of the Nominees, their year of birth, term of office (including the length of time served as a Director), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act, and the number of portfolios in the IronBridge Funds, Inc. fund complex that they oversee. Unless otherwise noted, the business address of each Director, including the Nominees, listed below is One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181.

Name and Age	Position(s) with the Company	Length of Time Served for the Company	Principal Occupation(s) During Past Five Years	Number of Funds in the IronBridge Funds, Inc. Complex Overseen	Other Directorships Held by Director During Past Five Years
Nominees who are not “interested persons” of the Funds
James M. Snyder (1947)	Director, Chairman of the Board of Directors	Since 2010	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit Boards. He spent his professional career at the Northern Trust Company, an investment bank, retiring as Executive Vice President, Chief Investment Officer in 2001. Mr. Snyder is a Chartered Financial Analyst (CFA).	3	Frontier Funds, Inc. (with current oversight of 8 funds).
Margaret M. Eisen (1953)	N/A	N/A	Chief Investment Officer, EAM International LLC (finance and asset management), 2003 – 2013; and Managing Director, CFA Institute, 2005 – 2008	0	Board of Trustees and Chair, RMB Investors Trust, 2013 – present (3 series); Board of Trustees, Columbia Acorn Trust and Wanger Advisors Trust, 2002 – present (11 series).

Name and Age	Position(s) with the Company	Length of Time Served for the Company	Principal Occupation(s) During Past Five Years	Number of Funds in the IronBridge Funds, Inc. Complex Overseen	Other Directorships Held by Director During Past Five Years
James W. Haugh (1937)	Director	Since 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995 – present; Advisor on private client and financial institution tax and accounting matters for Wipfli LLP (national accounting firm), 2010 – 2012. Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax). Member AICPA; Member American Bar Association.	3	First Interstate Banc System, 1996 – 2014; Clare Holdings (privately owned fund and beverage distribution company), 2012 – present.
Nominees who are “interested persons” of the Funds
Walter H. Clark* (1968)	Director	Since 2010	Chief Operating Officer, RMB Capital Management, LLC, the Company’s investment adviser, 2010 – present; Co-Managing Partner, HPO Partners, an asset management company, 2009 – 2010; Managing Director, Perot Investments, Inc. (a private investment management company), 2004 – 2009.	3	None.

*	Mr. Clark is an “interested person” as defined in the 1940 Act by reason of his position with RMB.

THE BOARD AND ITS COMMITTEE(S)

During the fiscal year ended June 30, 2017, the Board met four times in regular session and one time in special session at the June Board Meeting. Each of the Directors then serving on the Board attended at least 75% of the meetings of the Board of Directors and applicable committee(s), if any, that he or she was eligible to attend. The Board does not have a written policy regarding attendance, but the expectation is that Directors will attend all meetings, as applicable, unless they are unable to attend due to illness or other exigent circumstances. Assuming the Nominees are elected and qualify, the Board will be comprised of four Directors, of whom three are Independent Directors. The Board has appointed Mr. Snyder, an Independent Director, as its Chairman. The Directors annually evaluate the performance of the Board and its committee(s), which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chairman, is appropriate in light of the asset size of the Company, the number of Funds offered by the Company, and the nature of its business. The Board believes that having a board comprised mostly of Independent Directors is appropriate and in the best interests of the Funds and their shareholders. The Directors believe the existing structure enables them to exercise effective oversight over the Funds and their operations.

The Board has one standing committee — an Audit Committee. The Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor. The two Independent Directors — Messrs. Haugh and Snyder — currently constitute the Audit Committee. The Audit Committee, in conjunction with the Board as a whole, performs risk oversight functions for the Company, as discussed below. The Audit Committee operates under a written charter, a copy of which is attached as Exhibit B. The Audit Committee met two times during the fiscal year ended June 30, 2017.

From formation, the Board believed a standing nominating committee was not necessary due to the perpetual terms of its directors and the need to consider nominees only upon the creation of a vacancy. As required under 1940 Act rules, the two Independent Directors served as an ad hoc nominating body in considering the current vacancy for director. Accordingly, the ad hoc nominating body does not have a charter. While the Board does not have a formal policy with regard to the consideration of nominees for director, the Independent Directors will consider candidates recommended by the Company’s shareholders in a manner consistent with the best interests of the Funds and their shareholders. In doing so, the Board will review the diversity, mix of skills and other relevant experiences of the then-seated Board members and seek talents in a candidate that depend upon the Board’s needs at the time a vacancy occurs. Any shareholder who wishes to submit a candidate for future Board openings, should send such recommendation to the attention of the Chairman of the Board, c/o IronBridge Funds, Inc., One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181.

RISK OVERSIGHT

The Board’s primary role is oversight of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, financial, compliance, valuation and operational risks. As part of its overall activities, the Board reviews the management of the Company’s risks by the Adviser, by the Company’s service providers, as well as by the Company’s Chief Compliance Officer (“CCO”). The responsibility to operate and maintain the Company’s risk management structure on a day-to-day basis is shared by the Adviser (as the Adviser has its own, independent interest in risk management) and the officers of the Company.

The Company recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, through the delegation of such oversight to its Audit Committee and officers (including its CCO). In addressing issues regarding the Company’s risk management between meetings of the Board, appropriate representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and counsel to the Board. As appropriate, the Board members confer among themselves, with the CCO, the Adviser, other service providers and counsel to the Board, to identify and review risk management issues that may be placed on the Board’s agenda.

The Audit Committee also assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Board or, if one is created, a pricing committee will review and make recommendations concerning pricing of the Company’s portfolio securities. The Audit Committee, as well as any other committee that the Board may form, will present reports to the Board that may prompt further discussion of issues concerning the oversight of the Company’s risk oversight and management.

The CCO assists the Board in overseeing the significant investment policies of the Funds. The CCO is responsible for monitoring these policies. The Board will receive and consider the CCO’s annual written report, which, among other things, will summarize material compliance issues and any material changes to the compliance program. The Board also receives and considers reports from the CCO throughout the year. As part of its oversight responsibilities, the Board approves various compliance policies and procedures. In approving the New Advisory Agreement, the Board noted that the Funds’ CCO would continue to serve under RMB.

QUALIFICATIONS AND EXPERIENCE OF DIRECTORS

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Nominees should continue to serve as Directors of the Company. Among other attributes common to the Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. The Nominees’ ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Director of the Company, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of the Nominees that supports the Board’s conclusion that the Nominees are qualified to serve as Directors.

Nominees

Walter H. Clark.  Mr. Clark, an interested Director of the Funds, has a B.A. in Economics from Washington University in St. Louis. He is currently Chief Operating Officer, RMB Capital Management, LLC, a Chicago-based independent investment advisory firm, and the President of RMB Investors Trust, an open-end management investment company. Prior to joining RMB, he was co-Managing Partner of HPO Partners and a Managing Director of Perot Investments, Inc. Previously, he worked for Credit Agricole Alternative Investment Products Group (including several years as Chief Executive and Chief Investment Officers), Credit Agricole Asset Management S.A. (including as a portfolio manager of a private fund), and Credit Agricole Futures, Inc. During his time at Credit Agricole, he served as a director of various Credit Agricole affiliated companies.

James W. Haugh.  Mr. Haugh, an Independent Director, has an undergraduate degree in economics from Princeton University and a JD from the University of Michigan Law School. He also engaged in post-graduate study at the University of Chicago Law School in Law and Economics. He has served as a director of IronBridge Funds, Inc. since inception. He is a retired KPMG senior partner. As National Practice Director, Banking (Tax), he had responsibility for delivery of tax services to KPMG’s 1500 community, regional, and international financial institution clients. His experience after retiring from KPMG includes serving as a founding member of a financial advisory firm serving high net worth families, as an advisor to national accounting firm, and as a director of private and public companies and not-for-profit institutions.

James M. Snyder.  Mr. Snyder, an Independent Director, has a bachelor’s degree in finance from Indiana University and a master’s degree in business administration from DePaul University, and has served in various positions with The Northern Trust Company and its affiliates, including Executive Vice President and Vice Chairman and Chief Investment Officer of Northern Trust Global Investments and has earned the right to use the Chartered Financial Analyst (CFA) designation. In addition, Mr. Snyder has been a director of Frontier Funds, Inc., another registered investment company which, prior to July 23, 2010, included the predecessors of the Small Cap Fund, SMID Cap Fund and IronBridge Global Fund, for more than ten years.

Margaret M. Eisen.  Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her former position as a director of a public operating company and her service as an independent trustee on the boards of other registered investment companies for the past fifteen years.

Director Remuneration

The Company’s Articles of Incorporation provide that the Company will indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the general laws of the State of Maryland and the 1940 Act. The By-Laws may provide that the Company will indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Company, at its expense, provides liability insurance for the benefit of its directors and officers.

The following table provides information about the compensation received by the Nominees for the fiscal year ended June 30, 2017.

Name of Nominee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Company and Fund Complex Paid
Nominees who are not “interested persons” of the Funds
Margaret M. Eisen	None	None	N/A	None
James W. Haugh	$38,000	None	N/A	$38,000
James M. Snyder	$38,000	None	N/A	$38,000
Nominees who are “interested persons” of the Funds
Walter H. Clark*	$27,750	None	N/A	$27,750

*	Prior to becoming an “interested person” of the Funds on May 25, 2017, Mr. Clark received compensation from the Funds.

Fund Shares Owned by Directors.  The following table shows the Nominees’ ownership of Shares of each Fund and of all Funds of the Company as of June 30, 2017.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in Individual Funds	Dollar Range of Equity Securities Beneficially Owned in the Company
Nominees who are not “interested persons” of the Funds
Margaret M. Eisen	None	None
James W. Haugh	Large Cap Fund – $50,001–$100,000	$50,001–$100,000
James M. Snyder	Small Cap Fund – over $100,000	over $100,000
SMID Cap Fund – over $100,000
Nominees who are “interested persons” of the Funds
Walter H. Clark	Small Cap Fund – $10,001–$50,000	$50,001–$100,000
SMID Cap Fund – $10,001–$50,000

Officers of the Company

The officers of the Company, their respective years of birth, their positions with the Funds, their term of office and length of time served, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer listed below is One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181. None of the officers receive compensation from the Company for their services. Officers are elected by the Directors and hold office until such time as they resign or are replaced by the Directors.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John G. Davis (1970)	President, Secretary and Chief Executive Officer	Indefinite, since 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003 – June 2017.
	Chief Compliance Officer	Indefinite, since 2011
	Anti-Money Laundering Officer	Indefinite, since 2011
Ty M. Baird (1974)	Vice President, Treasurer and Chief Financial Officer	Indefinite, since 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009 – 2017; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006 – June 2017.
	Assistant Secretary	Indefinite, since 2011
Walter H. Clark (1968)	Vice President	Indefinite, since 2017	Chief Operating Officer, RMB Capital Management, LLC, the Company’s investment adviser, 2010 – present; Co-Managing Partner, HPO Partners, an asset management company, 2009 – 2010; Managing Director, Perot Investments, Inc. (a private investment management company), 2004 – 2009.

Recommendation

THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota, 55402, serves as independent registered public accounting firm for the Company. It is not expected that any representatives of E&Y will attend the Shareholder Meeting or be available to answer questions. E&Y served as the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2017 and June 30, 2016.

Independent Accountants’ Fees

(a) Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Company by the principal accountant for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,000 for June 30, 2017 and $93,400 for June 30, 2016.

(b) Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Company by the principal accountant that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under paragraph (a) of this Item are $0 for June 30, 2017 and $0 for June 30, 2016.

(c) Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Company by the principal accountant for tax compliance, tax advice, and tax planning are $26,800 for June 30, 2017 and $25,800 for June 30, 2016. The services for each of the fiscal years ended June 30, 2017 and for June 30, 2016 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d) All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above are $0 for June 30, 2017 and $0 for June 30, 2016.

Pre-Approval Policies and Procedures.  Pursuant to its charter, the Company’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Company. The Company also pre-approves any non-audit services provided by the Company’s principal accountant to the Adviser. A copy of the Audit Committee’s charter, which contains these pre-approval policies, is attached as Exhibit B. There were no Audit-Related Fees, Tax Fees or other fees that were approved during the last fiscal year under the “de minimis” exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Fees.  The aggregate non-audit fees billed by the Company’s accountant for services rendered to the Company and to the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Company’s investment adviser, if applicable) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company for each of the Company’s last two fiscal years are $0 for June 30, 2017 and $0 for June 30, 2016.

Record Date.  Only shareholders of record of each Fund at the close of business on July 31, 2017 (previously defined as the “Record Date”) will be entitled to vote with respect to any matter affecting that Fund at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, there were 14,628,634, 25,260,921 and 2,497,639 issued and outstanding Shares of the Small Cap Fund, the SMID Cap Fund and the Large Cap Fund, respectively.

Required Vote and Voting Information.  The approval of Proposal 1 described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

With respect to Proposal 2, one-third of the outstanding Shares of the Company (as opposed to each Fund) entitled to vote shall constitute a quorum. Election of each Nominee requires a plurality of such outstanding Shares cast at the Shareholder Meeting. All Nominees receiving a plurality of the votes cast will be elected Directors of the Company. Under a plurality vote, the candidates who receive the most votes will be elected even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Directors, as any Nominee who runs unopposed that receives votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Company. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation.  The cost of preparing, assembling and mailing this Proxy Statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by RMB. AST Fund Solutions, LLC (“AST”), which is located at 55 Challenger Road, Suite 201, Ridgefield Park, NJ, 07660, has been engaged to assist in soliciting shareholders at an estimated cost of approximately $14,600 to $17,900, depending on the number of solicitations, which will be paid by RMB. The agreement with AST provides for indemnification of AST in certain circumstances and requires AST to keep certain information confidential. In addition to soliciting proxies by mail, one or more of the Company’s officers, employees or representatives and AST may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Persons holding Shares as nominees will be reimbursed by RMB, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Matters.  No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares.  The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal holders of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date, the Directors and Officers, as a group, owned approximately less than 1% of the outstanding Shares of each Fund.

Name of Fund	Shareholder Name and Address	Number of Shares Owned		Percentage Owned
Small Cap Fund	Charles Schwab & Co Cust FBO Benefit of Customers ATTN Mutual Funds 211 Main ST San Francisco, CA 64105-1905	4,062,017.066	(1)	27.79%
	ATTN DC Plan ADMIN MS N-3-E Mercer Trust Co TTEE FBO ADM 401K & Employee Stock Ownership Plan One Investors Way Norwood, MA 02062-1599	3,647,259.631	(2)	24.95%
	NFS LLC FEBO State Street Bank and Trust Co TR 1200 Crown Colony Dr Quincy, MA 02169-0938	1,504,553.611	(1)	10.292%
	Wells Fargo Bank NA PO BOX 1533 Minneapolis MN, 55480-1533	1,040,123.220	(1)	7.12%
SMID Cap Fund	BAE Systems Pension Funds CIF Trustees Limited 14/16 Caxton Street London SW1H 0QT United Kingdom	5,371,481.317	(2)	21.25%
	Charles Schwab & Co Cust FBO Benefit of Customers ATTN Mutual Funds 211 Main ST San Francisco, CA 64105-1905	4,380,750.175	(1)	17.33%
	National Financial Services For Benefit of Customers 499 Washington BLVD FL 5 Jersey City, NJ 07310-2010	3,897,046.03	(1)	15.41%
	State of Indiana Trustee FBO State of Indiana DEF COMP 401K 8515 E Orchard Rd #2T2 Greenwood VLG, CO 80111-5002	2,954,311.47	(2)	11.69%
	New York Racing Association FBO Retirement and Pension Plans ATTN Monica Schmidt PO BOX 90 Jamaica NY 11417-0090	1,328,792.18	(2)	5.26%

Name of Fund	Shareholder Name and Address	Number of Shares Owned		Percentage Owned
Large Cap Fund	Robert E Hendricks & Kay K Hendricks JTWROS 690 Wingate RD Glen Ellyn, IL 60137-5468	1,211,654.960	(2)	48.15%
	Charles Schwab & Co Cust FBO Benefit of Customers ATTN Mutual Funds 211 Main ST San Francisco, CA 64105-1905	622,084.612	(1)	24.72%
	Robert E & Kay K Hendricks Gift Trust Louanne Heinisch & Neil E Cass TR 646 Highview Ave Glen Ellyn IL, 60137-5502	222,793.629	(2)	8.85%

(1)	Record holder.
(2)	Beneficial holder.

Investment Adviser.  RMB Capital Management, LLC, located at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603, serves as each Fund’s investment adviser. RMB is currently providing advisory services under the Interim Advisory Agreement. No Director, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of RMB or any other person directly or indirectly controlling, controlled by, or under common control with RMB.

The following table sets forth the name, position and principal occupation of each executive officer and each director of RMB as of August 1, 2017 and their current positions with the Company, if any. Each individual’s address is c/o RMB, 115 South LaSalle Street, 34th Floor, Chicago, IL 60603. RMB Capital Holdings, LLC owns 100% of the equity interests of RMB and is located at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603. Indirectly, both Richard M. Burridge and Frederick N. Paulman own more than 10% of RMB.

Name	Principal Occupation with Adviser	Position with Company
Richard M. Burridge	Chief Executive Officer and Chief Investment Officer	None
Frederick Paulman	President	None
Walter H. Clark	Chief Operating Officer	Director, Vice President
Maher A. Harb	Chief Financial Officer	None
Lisa M. Tamburini	Chief Compliance Officer	None

Administrator and Principal Underwriter.  U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 E. Michigan Street, Suite 302 Milwaukee, Wisconsin 53202, provides administrative and fund accounting services to the Funds pursuant to separate administration and fund accounting agreements approved by the Board on August 22, 2013. Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Company’s principal underwriter. It is expected that these services will continue to be provided after the New Advisory Agreement is approved. For the fiscal year ended June 30, 2017, the Funds paid USBFS the following fees pursuant to an administration agreement:

Small Cap Fund	$104,976
SMID Cap Fund	$107,508
Large Cap Fund	$57,719

Affiliated Brokers.  The Funds did not pay any brokerage commissions during the most recent fiscal year to any affiliated brokers.

Annual and Semi-annual Reports.  Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Company will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to the Secretary of the Company at One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181 or by calling toll-free at: 1-877-861-7714; or by visiting: www.ironbridgefunds.net/.

Proxy Statement Delivery.  “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181 or calling toll-free at: 1-866-620-2538.

Procedures for Shareholder Communications with the Board.  The Company’s Board of Directors will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address. The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or the Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board. Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable. The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

Shareholder Proposals.  The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Company at One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

FORM OF
NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (this “Agreement”), made this [•] day of [•], 2017, by and between RMB Capital Management LLC, a Delaware limited liability company (the “Adviser”), and IronBridge Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of its separate series, each with its own separate investment portfolio, set forth on Schedule A (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation and its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”); and the Corporation, on behalf of the Funds, desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform for it various investment advisory, research services, and other management services; and

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is engaged in the business of rendering management and investment advisory services and desires to provide such services to the Corporation;

NOW, THEREFORE in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser.  The Corporation hereby employs the Adviser to manage the investment and reinvestment of the Corporation’s assets, subject to the control and direction of the Corporation’s Board of Directors (“Board”), for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations in return for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

2. Obligations of and Services to be Provided by the Adviser.  The Adviser undertakes to provide the following services and to assume the following obligations:

(a) The Adviser shall manage the investment and reinvestment of each Fund’s assets, subject to and in accordance with the investment objectives and policies of the Fund. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to a Fund’s portfolio securities shall be exercised. The Adviser shall render regular reports to the Board concerning each Fund’s investment activities.

(b) The Adviser shall, in the name of the Corporation and on behalf of each Fund, place orders for the execution of the Fund’s portfolio transactions in accordance with the policies set forth in the Corporation’s current registration statement under the 1940 Act and the 1933 Act. In connection with the placement of orders for the execution of each Fund’s portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Corporation and shall be available for inspection and use by the Securities and Exchange Commission (the “SEC”) and the Corporation and any person retained by the Corporation upon reasonable notice to the Adviser. Where applicable, such records shall be maintained by the Adviser for the periods and the places required by Rule 31a-2 under the 1940 Act.

(c) The Adviser shall bear its expenses of providing services to the Corporation and each Fund pursuant to this Agreement except such expenses as are undertaken by the Corporation or the Fund in Section 3 hereof.

(d) In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more subadvisers, subject to approval of the Board or, if required, vote of a majority of the outstanding shares of the Funds, in the manner required under the 1940 Act. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a subadviser.

3. Expenses of each Fund.

(a) Except as otherwise provided herein, the Adviser will at its own expense furnish to the Corporation office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing each Fund’s investments, and the Adviser will arrange, if desired by the Corporation, for members of its organization to serve as directors, officers or agents of the Corporation.

(b) The Adviser will pay directly or reimburse the Corporation for the compensation (if any) of the members of the Board who are interested persons of the Adviser and all officers of the Corporation who are Adviser employees (“Adviser Employees”); provided that the Chief Compliance Officer may be an Adviser Employee and receive compensation from the Corporation.

(c) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically otherwise provided in this Agreement. The Corporation, on behalf of each Fund to the extent allowable to that Fund, will assume and will pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Corporation; (iv) issue and transfer taxes chargeable to a Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Corporation to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Corporation and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (vii) all expenses of shareholders’ and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements, and reports to shareholders and reports to governmental agencies; (viii) charges and expenses of legal counsel to the Corporation and to the directors of the Corporation who are not interested persons of the Corporation (“Independent Directors”); (ix) any distribution fees paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of the Independent Directors; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any expenses related to the Corporation’s indemnity obligations under this Agreement.

(d) In addition to the expenses described in Section 3(c) above, each Fund will pay all brokers’ and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

(e) The Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by it pursuant to this Section.

4. Compensation of the Adviser.

(a) Each Fund will pay the Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth in the attached Fee Schedules. Management fees payable hereunder will be computed daily and paid monthly in arrears. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this Section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(b) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Corporation for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of the Directors who are not interested persons of the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

(c) The Adviser reserves the right to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Adviser.  The services of the Adviser to the Corporation and each Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that Directors and officers of the Corporation are or may become interested in the Adviser as stockholders, officers, or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Corporation, and that the Adviser may become interested in the Corporation as shareholder or otherwise.

6. Use of Names.  The Corporation agrees that in the event that neither the Adviser nor any of its affiliated persons acts as an investment adviser to the Corporation or a Fund, the name of the Corporation or Fund will be changed to one that does not contain the name “RMB,” “IronBridge,” “RMB Capital Management,” “IronBridge Capital Management” or otherwise suggest an affiliation with the Adviser.

7. Confidentiality.  The Corporation agrees to keep confidential, and to cause its employees and agents to keep confidential, and to not use for any purpose other than the conduct, during the term of this Agreement, of the business of the Funds, all materials and information regarding the Adviser, its affiliates, and their respective businesses, products, services, strategies and plans which is non-public, highly confidential and of a sensitive nature, including, without limitation, information concerning the Adviser’s investment methodologies and other intellectual property. Such confidentiality obligation shall be inapplicable to any information that (i) prior to the Corporation’s or the Fund’s receipt thereof was in its possession from a source other than the Adviser, (ii) is or becomes publicly available other than as a consequence of a breach of the Corporation’s obligations hereunder, (iii) is rightfully acquired by the Corporation from a third party who is under no obligation to the Adviser to maintain the confidentiality of the information, or (iv) is required to be disclosed pursuant to applicable law or regulation, or pursuant to a subpoena or similar order from a court, agency or other similar authority, provided that the Corporation gives to the Adviser as much notice as is reasonably practicable and allows it as much opportunity as is reasonably practicable to defend against such subpoena or order and/or seek appropriate relief such as a protective order.

8. Compliance.

(a) With respect to the services under this Agreement, the Adviser will comply with all Applicable Laws and all policies, procedures or reporting requirements that the Board reasonably adopts and communicates to the Adviser in writing. “Applicable Laws” shall mean (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of the Funds.

(b) The Adviser agrees it is a “service provider” to the Corporation as contemplated by Rule 38a-1 under the 1940 Act. As such, the Adviser agrees to cooperate fully with the Corporation and its Directors and officers, including the Chief Compliance Officer of the Corporation, with respect to any and all compliance-related matters.

(c) The Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

(d) The Adviser, at its expense, will provide the Board with such compliance reports relating to the Adviser’s duties under this Agreement as may be agreed upon by such parties from time to time.

9. Notification to the Board.  The Adviser promptly shall notify the Board in writing of the occurrence of any of the following events:

(a) the Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(b) the Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and which, if successful on the merits, would have a material adverse effect on any Fund or the performance of this Agreement by the Adviser;

(c) a material violation of the Adviser’s Code of Ethics is discovered and, again, when action has been taken to rectify such violation;

(d) any financial condition that is likely to impair the Adviser’s ability to fulfill its commitments under this Agreement, including, but not limited to, entry of an order for relief under the U.S. Bankruptcy Code;

(e) any disciplinary event the Adviser is required to disclose on Form ADV under the Advisers Act; or

(f) any other event that might affect, in any material respect, the ability of the Adviser to provide the services provided for under this Agreement.

10. Liability.

(a) The Adviser will be liable for its own acts and omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under this Agreement, and nothing herein will protect the Adviser against any such liability to the Corporation or its shareholders. The Adviser will not be liable for the acts and omissions of any third party employed by the Funds or any agent employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Corporation or securities and investments may be deposited or come in compliance with the provisions of this Agreement. The Adviser will not be liable for any defect in title of any property acquired, nor for any loss unless it occurs through its own willful default. Subject to the first sentence of this Section, the Adviser will not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is reasonably satisfactory to the Corporation.

(b) None of the Directors, officers, agents or shareholders of the Corporation will be personally liable hereunder or are assuming any liability for obligations entered into on behalf of the Corporation. All persons dealing with the Corporation must look solely to the property of the Corporation for the enforcement of any claims against the Corporation. No Fund will be liable for any claims against any other Fund of the Corporation.

11. Indemnification.

(a) The Adviser shall indemnify the Corporation and each respective Fund (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Losses (or actions with respect thereto), as finally determined by a court or governmental body of competent jurisdiction, arise out of or are based upon the willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by its reckless disregard of its obligations under this Agreement (collectively, “Disabling Conduct”).

(b) Except for such Disabling Conduct, the Corporation and each respective Fund shall indemnify the Adviser and its officers, directors, members, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser and their respective successors and assigns (collectively, the “RMB Indemnified Parties”) against, and hold such RMB Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Adviser’s entering into or providing services under this Agreement.

(c) Expenses, including legal fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the indemnifying party in advance of the final disposition of any Proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the indemnifying party amounts paid if a final determination is made by a court or governmental body of competent jurisdiction that indemnification of the expenses is not authorized under Section 11 of this Agreement.

(d) For the avoidance of doubt, the provisions of this Section 11 are expressly subject to all applicable provisions of the 1940 Act and the Advisers Act, as amended.

(e) The provisions of this Section 11 shall survive the termination or cancellation of this Agreement.

12. Disaster Recovery/Business Continuity.

(a) The Adviser warrants and represents that it:

i. has a reasonably designed disaster recovery plan; and

ii. has implemented reasonable and adequate procedures and systems with regard to safekeeping from loss or damage attributable to fire, theft or any other casualty, blank checks, records and other data of the Corporation, and its equipment, facilities and other property used in the performance of its obligations hereunder, and the Adviser will make such changes to its procedures and systems from time to time as the Adviser determines are reasonably required for the secure performance of its obligations hereunder.

(b) The Adviser shall continuously maintain and periodically test such reasonably designed back-up systems and disaster recovery plans, and shall report to the Corporation and the Board no less than annually regarding such maintenance and testing. Notwithstanding the foregoing or any other provision of this Agreement, the Adviser shall not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control. Events beyond its reasonable control (“Force Majeure Events”) include, without limitation, natural disasters, actions or decrees of governmental bodies, terrorist actions, cyber-attacks, communication lines failures that are not the fault of either party, flood or catastrophe, acts of God or other similar events beyond its control.

(c) In the event of a Force Majeure Event, the Adviser shall follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.

13. Renewal, Termination and Amendment.  This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided, through [•], 201[•], and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the Board or by vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Corporation. This Agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

14. Definitions.  For the purposes of this Agreement, the terms “vote of a majority of the outstanding shares,” “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

15. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Notices.  Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

IronBridge Funds, Inc.
Attn: President
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
Fax: (312) 993-5801

RMB Capital Management, LLC
Attn: Chief Operating Officer
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
Fax: (312) 993-5801

17. Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

18. Applicable Law and Jurisdiction.  This Agreement, and, in the event of termination of this Agreement, those paragraphs that survive such termination, shall be governed by the internal substantive laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof. To the extent that the laws of the State of Maryland, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal or state courts within the State of Illinois, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

19. No Third Party Beneficiaries.  For the avoidance of doubt, no person other than the Corporation, in its own capacity and on behalf of the Funds and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement and there are no other third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser or Corporation, or (ii) create or give rise to any duty or obligation on the part of the Adviser or Corporation (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

RMB CAPITAL MANAGEMENT, LLC
By:
Name:
Its:

IRONBRIDGE FUNDS, INC.
By:
Name:
Its:

SCHEDULE A

As of [•], 2017

Fund	Fee Schedule
IRONBRIDGE SMALL CAP FUND	Fee Schedule I
IRONBRIDGE SMID CAP FUND	Fee Schedule II
IRONBRIDGE LARGE CAP FUND	Fee Schedule III

FEE SCHEDULE I

IRONBRIDGE SMALL CAP FUND

As of [•], 2017

For all services rendered by RMB Capital Management, LLC (the “Adviser”) hereunder, the above-named Fund, a series of IronBridge Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of  1/365th of 1.00% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly in accordance with the terms of the Investment Advisory Agreement.

FEE SCHEDULE II

IRONBRIDGE SMID CAP FUND

As of [•], 2017

For all services rendered by RMB Capital Management, LLC (the “Adviser”) hereunder, the above-named Fund, a series of IronBridge Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of  1/365th of 0.85% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly in accordance with the terms of the Investment Advisory Agreement.

FEE SCHEDULE III

IRONBRIDGE LARGE CAP FUND

As of [•], 2017

For all services rendered by RMB Capital Management, LLC (the “Adviser”) hereunder, the above-named Fund, a series of IronBridge Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.65% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of  1/365th of 0.65% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly in accordance with the terms of the Investment Advisory Agreement.

EXHIBIT B

AUDIT COMMITTEE CHARTER FOR THE
IRONBRIDGE FUNDS, INC.

Adopted May 21, 2010
Revised May 20, 2013

This Audit Committee Charter is for IronBridge Funds, Inc. (the “Company”) and its directors. As used herein, the term “fund” means each series of the Company that is, from time to time, in existence.

1.	The Audit Committee shall be composed entirely of independent directors. The initial Chairman of the Audit Committee shall be set by the Company’s Board of Directors. Thereafter, the Chairman of the Audit Committee may be selected by the members of the Audit Committee.
2.	The Board of Directors of the Company is responsible for determining which member or members of the Audit Committee qualify as an “audit committee financial expert” as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K, and shall endeavor to have at least one “audit committee financial expert” serving on the Audit Committee at all times. The Board of Directors of the Company shall make future determinations as to which members of its Audit Committee qualify as an “audit committee financial expert” as are required by applicable laws and regulations or in the event that all current Audit Committee members who so qualify cease to serve on the Audit Committee or cease to qualify as an “audit committee financial expert” (in which case the Board of Directors of the Company shall act within a reasonable time to appoint a new member of the Audit Committee who the Board of Directors of the Company deems to qualify as an “audit committee financial expert”).
3.	The purposes of the Audit Committee are:
(a)	to oversee accounting and financial reporting policies and practices, internal controls over financial reporting and, as appropriate, the internal controls of certain service providers;
(b)	to oversee the quality, objectivity and integrity of financial statements and the independent audit thereof;
(c)	to oversee, or, as appropriate, assist Board oversight of, the funds’ (i) exposure to material risks and management of such risks, (ii) compliance with legal and regulatory requirements that relate to the funds’ accounting and financial reporting, (iii) internal controls over financial reporting and disclosure controls and procedures, and (iv) independent audits;
(d)	to approve, prior to appointment the engagement of the funds’ independent auditor, and in connection therewith, to review and evaluate the qualifications, independence and performance of the funds’ independent auditor; and

(e)	to act as a liaison, and maintain a direct line of communication, between the independent auditor, the internal accounting staff serving the funds and the full Board.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent auditor’s responsibility to plan and carry out a proper audit. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the funds’ service providers, including the independent auditor. Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the funds’ financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the funds’ management for preparing, or the independent auditor for auditing, the financial statements. In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the funds whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

4.	To carry out its purposes, duties and powers, the Audit Committee shall:
(a)	Independent Auditor
(1)	Approve, and recommend to all of the non-interested directors, the selection, retention, or termination of the independent auditor and review and approve the fees and other compensation to be paid to the independent auditor. Such engagement shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:
•	The Audit Committee shall be responsible for the appointment, compensation, and oversight of the independent auditor; and
•	The independent auditor shall report to the Audit Committee.
(2)	Except as provided below, pre-approve any engagement of the independent auditor to provide any other audit services to the funds or to provide non-audit services to the funds (other than the “prohibited non-audit services” as defined in rules promulgated by the SEC or PCAOB), including review and approval of the fees and other compensation to be paid to the independent auditor, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service.*
(3)	Except as provided below, pre-approve any engagement of the independent auditor to provide any services to the investment adviser (the “Adviser”) (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with, the Adviser (an “Adviser Affiliate”) that provides ongoing services to the funds if the engagement relates directly to the operations or financial reporting of the funds.*
(4)	Consider whether the non-audit services provided by the independent auditor to the Adviser or any Adviser Affiliate that provides ongoing services to the funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence.
(5)	On an annual basis, request, receive in writing and review, the independent auditor’s specific representations as to its independence, including identification of all significant relationships the independent auditor has with the funds, management, any affiliates and any material service provider to the funds and recommend that the Board take appropriate action to satisfy itself as to the independent auditor’s independence.
(6)	On at least an annual basis, meet with the independent auditor, including private meetings, as necessary, to review the arrangements for, and scope of, the annual audit and any special audits for the current year. Have direct access to management and personnel responsible for the funds’ accounting and financial reporting and for the funds’ internal controls, as well as to the independent auditor and the funds’ other service providers.

*	Pre-approval of such non-audit services to the Company, the Adviser or an affiliate of the Adviser is not required, if: (i) the services were not recognized by management at the time of the engagement as non-audit services; (ii) the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval paid by the Company, the Adviser and all such other entities to its independent auditor during the fiscal year in which the non-audit services are provided; and (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(7)	On an annual basis at the conclusion of the audit, meet with the independent auditor and management to review the audit results, including any comments or recommendations of the independent auditor or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the funds and any deviations from the proposed scope of the audit previously presented to the Audit Committee.
(8)	Consider information and comments from the independent auditor with respect to, and meet with the independent auditor to discuss any matters of concern relating to, the funds’ financial statements, including any adjustments to such statements recommended by the independent auditor, and to review the independent auditor’s opinion on the funds’ financial statements.
(9)	Review any management letter prepared by the independent auditor and management’s response to any such letter.
(10)	Review any other material written communications between the independent auditor and management.
(b)	Internal Controls and Financial Reporting Processes
(1)	Review annually with management (particularly with the Company’s principal executive officer and principal financial officer):
i.	the organizational structure, reporting relationship, resources and qualifications of the senior management personnel responsible for accounting and financial reporting;
ii.	management’s separate evaluations of the adequacy and effectiveness of the funds’ system of internal controls, and procedures, including all certifications required pursuant to the Sarbanes-Oxley Act of 2002; and
iii.	any SSAE 16 (or its equivalent or replacement) communications related to companies who provide services to the funds.
(2)	Review with management and the independent auditor:
i.	any significant audit findings related to the funds’ systems for accounting, reporting and internal controls; and
ii.	any recommendations for the improvement of, or disagreements regarding, internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
(3)	Review any major changes to the funds’ accounting policies proposed by management or the independent auditor.
(c)	Tax Accounting Policies
(1)	Review matters relating to tax accounting policies, including qualifications under the Internal Revenue Code of 1986, as amended.

(d)	Other Responsibilities and Operations
(1)	Report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Audit Committee may deem necessary or appropriate.
(2)	Have the resources and authority appropriate to investigate any improprieties or suspected improprieties in connection with the funds’ accounting or financial reporting, or any other matter brought to its attention within the scope of its duties and, in its discretion, to retain special legal, accounting or other experts or consultants to advise the Audit Committee, which may be at the expense of the funds, if, in the Committee’s judgment, that is appropriate. The Audit Committee may request any officer or employee of the Adviser, the funds’ independent auditor, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.
(3)	Consider whether to establish policies and procedures for the receipt, retention and treatment of complaints received by the funds relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the funds of concerns about accounting or auditing matters, and address reports from attorneys or independent auditor of possible violations of federal or state law or fiduciary duty.
(4)	Maintain minutes of its meetings.
(e)	Delegation of Authority
(1)	Have the power to delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to its Chairperson or a subcommittee of one or more of its members. Any decisions of the Chairperson or subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.
5.	The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.
6.	The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board.
7.	For purposes of this Charter, a director shall be deemed to be independent if he or she (1) is not an “interested person” of the funds, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), (2) has not accepted any consulting, advisory or other compensatory fee from the funds except for services as a director, and (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

IronBridge Funds

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 620-2538 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2017

The undersigned, revoking previous proxies, hereby appoint(s) John G. Davis and Ty M. Baird, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of IronBridge Small Cap Fund (the "Fund"), a series of IronBridge Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at a Special Meeting of Shareholders to be held at the Company's offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on September 29, 2017 at 2:00 PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 620-2538. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 29, 2017: The proxy statement is available online at: https://www.proxyonline.com/docs/Ironbridge2017.pdf.

IronBridge Funds

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (866) 620-2538 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2017

The undersigned, revoking previous proxies, hereby appoint(s) John G. Davis and Ty M. Baird, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of IronBridge SMID Cap Fund (the "Fund"), a series of IronBridge Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at a Special Meeting of Shareholders to be held at the Company's offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on September 29, 2017 at 2:00 PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 620-2538. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 29, 2017: The proxy statement is available online at:
https://www.proxyonline.com/docs/Ironbridge2017.pdf.

IronBridge Funds

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 620-2538 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

SAMPLE BALLOT

CONTROL NUMBER 123456789101

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2017

The undersigned, revoking previous proxies, hereby appoint(s) John G. Davis and Ty M. Baird, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of IronBridge Large Cap Fund (the "Fund"), a series of IronBridge Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at a Special Meeting of Shareholders to be held at the Company's offices located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181 on September 29, 2017 at 2:00 PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 620-2538. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 29, 2017: The proxy statement is available online at:
https://www.proxyonline.com/docs/Ironbridge2017.pdf.